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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12 (b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          DIRECT HIT TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)

              DELAWARE                                   04-3417999
       (State of incorporation                         (IRS Employer
         or organization)                            identification No.)

                       24 PRIME PARK WAY, NATICK, MA 01760
              ---------------------------------------------------
              (Address of principal executive offices) (Zip Code)

If this form relates to the               If this form relates to the
registration of a class of                registration of a class of
securities pursuant to Section            securities pursuant to Section
12(b) of the Exchange Act and is          12(g) of the Exchange Act and is
effective pursuant to General             effective pursuant to General
Instruction A.(c), please check the       Instruction A.(d), please check the
following box. / /                        following box. /X/



Securities Act Registration Statement file number to which this form relates:
333-93377

       Securities to be registered pursuant to Section 12(b) of the Act:

         Title of each class               Name of each exchange on which
         To be so registered               each class is to be registered
         -------------------               ------------------------------

               None                                     N/A

        Securities to be registered pursuant to Section 12(g) of the Act:

                          Common stock, $.001 par value
                        ------------------------------------
                                (Title of Class)


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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         Information concerning the common stock, $.001 par value per share, of Direct Hit Technologies, Inc. ("Direct Hit") is contained under the caption "Description of Capital Stock" in Direct Hit's Registration Statement on Form S-1 (File No. 333-93377), as filed with the Securities and Exchange Commission on December 22, 1999 pursuant to the Securities Act of 1933, as amended (the "Registration Statement"), and such information is incorporated herein by reference.

ITEM 2.    EXHIBITS.

      Exhibit No.         Exhibit
      -----------         -------

           1 Second Amended and Restated Certificate of Incorporation of the Registrant currently in effect (incorporated herein by reference to Exhibit 3.1 of the Registration Statement).

           2 Form of Third Amended and Restated Certificate of Incorporation of Direct Hit, to take effect upon the closing of the offering (incorporated herein by reference to Exhibit 3.2 of the Registration Statement).

           3 Amended and Restated Bylaws of Direct Hit currently in effect (incorporated herein by reference to Exhibit 3.3 of the Registration Statement).

           4 Form of Second Amended and Restated By-Laws of Direct Hit, to take effect upon the closing of the offering (incorporated herein by reference to Exhibit 3.4 of the Registration Statement).

           5 Specimen certificate representing the common stock of Direct Hit (incorporated herein by reference to Exhibit 4.1 of the Registration Statement).


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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                     DIRECT HIT TECHNOLOGIES, INC.


                                     By:    /s/ Michael Cassidy
                                        ------------------------------------
                                     Name:    Michael Cassidy
                                     Title:   Chief Executive Officer and
                                              President

Dated:  December 29, 1999


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